UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015 (May 20, 2015)

AMSURG CORP.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 As further discussed below in Item 5.07, at the annual meeting of shareholders (the “Annual Meeting”), the shareholders of AmSurg Corp. (the “Company”) approved an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Charter, as amended (the “Charter”).  The Charter Amendment, filed with the Tennessee Secretary of State and effective as of May 20, 2015, increases the number of authorized shares of capital stock of the Company from 75,000,000 to 125,000,000, increases the number of authorized shares of common stock, no par value, of the Company from 70,000,000 to 120,000,000 and removes the designation of the preferences, limitations and rights of the Series C Junior Participating Preferred Stock, no shares of which were issued. The Charter Amendment and Charter are filed as Exhibits 3.1 and 3.2, respectively, to this report and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, Thomas G. Cigarran, John T. Gawaluck, Cynthia S. Miller and John W. Popp, Jr., M.D. were elected as Class III directors to hold office for a term of three years and until their successors are duly elected and qualified.  In addition, at the Annual Meeting, the shareholders (i) approved the amendment to the Company's Second Amended and Restated Charter, as amended (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement, (iii) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

The final voting results of each proposal are set forth below.

(1)	Election of four directors in Class III for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Class III
Thomas G. Cigarran	25,823,041	17,856,491	1,696,192
John T. Gawaluck	43,561,833	117,699	1,696,192
Cynthia S. Miller	43,561,633	117,899	1,696,192
John W. Popp, Jr., M.D.	43,560,824	118,708	1,696,192

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Approval of the amendment to the Company's Second Amended and Restated Charter, as amended:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
41,250,410	3,984,546	119,312	21,456

(3)	Approval, on an advisory basis, of the Company's executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
42,699,066	807,312	173,154	1,696,192

(4)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
44,765,790	516,812	93,122	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed as part of this report:

Exhibit 3.1 Articles of Amendment to the Second Amended and Restated Charter of Amsurg Corp., as amended

Exhibit 3.2  Second Amended and Restated Charter of AmSurg Corp., as amended (Restated for SEC filing purposes only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:    May 22, 2015

INDEX TO EXHIBITS

Exhibit
Number	Description
3.1	Articles of Amendment to the Second Amended and Restated Charter of Amsurg Corp., as amended
3.2	Second Amended and Restated Charter of AmSurg Corp., as amended (Restated for SEC filing purposes only)